UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Fundrise Income Real Estate Fund, LLC

(Exact name of registrant as specified in its charter)

Investment Company Act File Number: 811-23745

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Michelle A. Mirabal

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

Date of fiscal year end: December 31

Date of reporting period: February 3, 2022 through June 30, 2022

Item 1.	Reports to Stockholders

Fundrise Income Real Estate Fund, LLC

Semi-Annual Report

for the Period Ended

June 30, 2022

Fundrise Income Real Estate Fund, LLC

Consolidated Schedule of Investments

(unaudited)

(Amounts in thousands)

Par/Shares	Description	Acquisition Date	As of June 30, 2022
	Private Real Estate – 76.4%

	Equity – 22.2%
	Multifamily – 11.8%
N/A (5)	23Hundred JV, LP (Cost - $4,232) (1)(2)	(6)	$6,753
N/A (5)	4 Fifty Five JV, LP (Cost - $5,252) (1)(2)	(6)	5,610
N/A (5)	FR MP Brandon Glen JV, LLC (Cost - $7,501) (1)(2)	(6)	10,162
N/A (5)	Fundrise Insight Two, LLC (Cost - $1) (1)(2)(4)	(6)	1
N/A (5)	Liberty Hills JV, LP (Cost - $7,031) (1)(2)	(6)	7,000
N/A (5)	Luxe JV, LP (Cost - $7,670) (1)(2)	(6)	7,832
N/A (5)	Presley JV, LP (Cost - $4,852) (1)(2)	(6)	4,971
N/A (5)	Siena JV, LP (Cost - $4,590) (1)(2)	(6)	7,003
N/A (5)	The View JV, LP (Cost - $6,105) (1)(2)	(6)	6,283
	Total Multifamily (Cost - $47,234)		$55,615
	Development – 10.4%
N/A (5)	FR Clinton Corner, LLC (Cost - $2,384) (1)(2)(3)(4)	(6)	$2,551
N/A (5)	FR Vaughn Farms, LLC (Cost - $1,810) (1)(2)(3)(4)	(6)	1,991
N/A (5)	FR Wilsons Walk, LLC (Cost - $1,304) (1)(2)(3)(4)	(6)	1,317
N/A (5)	FR Arbor Place, LLC (Cost - $1,676) (1)(2)(3)(4)	(6)	1,780
N/A (5)	FR Beeson, LLC (Cost - $9,234) (1)(2)(3)(4)	(6)	9,344
N/A (5)	FR Berry Creek, LLC (Cost - $3,342) (1)(2)(3)(4)	(6)	3,343
N/A (5)	FR Eastwood, LLC (Cost - $4,188) (1)(2)(3)(4)	(6)	4,239
N/A (5)	FR Meadow Park, LLC (Cost - $5,607) (1)(2)(3)(4)	(6)	5,649
N/A (5)	FR Providence Gardens, LLC (Cost - $2,456) (1)(2)(3)(4)	(6)	2,497
N/A (5)	FR Washington Street, LLC (Cost - $1,951) (1)(2)(3)(4)	(6)	1,968
N/A (5)	FR Castlewood, LLC (Cost - $2,876) (1)(2)(3)(4)	05/02/2022	2,878
N/A (5)	FR Crescent Mills, LLC (Cost - $2,824) (1)(2)(3)(4)	05/03/2022	2,827
N/A (5)	FR Holmes, LLC (Cost - $2,022) (1)(2)(3)(4)	05/27/2022	2,029
N/A (5)	FR Tom Miller, LLC (Cost - $6,878) (1)(2)(3)(4)	06/15/2022	6,875
	Total Development (Cost - $48,552)		$49,288
	Total Equity (Cost - $95,786)		$104,903

	Preferred Equity – 10.2%
	Multifamily – 9.7%
$4,500	Breckenridge Group Springfield Missouri, LLC, 13.00%, 01/01/26 (Cost - $4,500) (1)(2)	(6)	$4,513
6,820	C V Fort Myers Investor, LLC, 10.50%, 3.50% PIK, 07/10/23 (Cost - $8,306) (1)(2)(7)	(6)	8,309
6,835	Fort Myers Reef Holdings, LLC, 10.90%, 4.07% PIK, 09/01/28 (Cost - $8,266) (1)(2)(4)(7)	(6)	8,266
17,200	SFR Reflections I, LLC, 10.10%, 4.10% PIK, 12/01/30 (Cost - $17,200) (1)(2)(7)	(6)	17,202

3,294	WP Gainesville MF-FL Holdings, LLC, 11.00%, 11.00% PIK, 09/21/25 (Cost - $3,397) (1)(2)(7)	(6)	3,397
3,750	WP Walcott Hackensack Sub, LLC, 11.00%, 11.00% PIK, 01/29/24 (Cost - $4,155) (1)(2)(7)	(6)	4,155
1	Encore Narcoossee, LLC, 9.85%, 9.85% PIK, 12/09/25 (Cost - $1) (1)(2)	06/29/2022	1
	Total Multifamily (Cost - $45,825)		$45,843
	Hospitality – 0.5%
$2,275	Y Hotel Leveraged Lender, LLC, 15.50%, 11/13/19 (Cost - $2,229) (1)(2)(3)(8)	(6)	$2,330
	Total Hospitality (Cost - $2,229)		$2,330
	Total Preferred Equity (Cost - $48,054)		$48,173

	Mezzanine Debt – 7.9%
	Multifamily
$9,910	NexMetro Grand Member, LLC, 10.55%, 10.55% PIK, 01/20/24 (Cost - $10,733) (1)(2)(7)	(6)	$10,732
10,755	NexMetro Lakeridge Member, LLC, 12.50%, 12.50% PIK, 11/20/23 (Cost - $11,990) (1)(2)(7)	(6)	11,994
10,669	NexMetro Oakridge Member, LLC, 12.50%, 12.50% PIK, 10/23/23 (Cost - $14,598) (1)(2)(7)	(6)	14,600
	Total Mezzanine Debt (Cost - $37,321)		$37,326

	Senior Debt – 17.4%
	Multifamily – 4.0%
$3,350	1550 South Fairfax, LLC, 11.00%, 04/15/22 (Cost - $3,350) (1)(2)(9)	(6)	$3,350
3,000	4927 Washington, LLC, 12.90%, 04/19/22 (Cost - $3,000) (1)(2)(9)	(6)	3,000
12,500	Vose-Van Nuys, LLC, 10.25%, 08/30/22 (Cost - $12,463) (1)(2)	(6)	12,463
	Total Multifamily (Cost - $18,813)		$18,813
	Land – 13.4%
$28,000	The Station East Owner, LLC, 10.00%, 09/03/22 (Cost - $28,000) (1)(2)	(6)	$28,000
19,255	The Station East Owner II, LLC, 9.50%, 11/20/23 (Cost - $19,255) (1)(2)	(6)	19,263
16,000	The Station East Owner III, LLC, 9.50%, 12/15/22 (Cost - $16,000) (1)(2)	(6)	16,001
	Total Land (Cost - $63,255)		$63,264
	Total Senior Debt (Cost - $82,068)		$82,077

	Promissory Notes – 18.7%
	Development
$4,295	FR Clinton Corner, LLC, 10.50%, 09/30/23 (Cost - $4,295) (1)(2)(4)	(6)	$4,304
2,125	FR Vaughn Farms, LLC, 10.50%, 09/30/23 (Cost - $2,125) (1)(2)(4)	(6)	2,129
193	FR Wilsons Walk, LLC, 9.00%, 10/04/23 (Cost - $193) (1)(2)(4)	(6)	193
2,087	FR Arbor Place, LLC, 9.50%, 07/21/29 (Cost - $2,087) (1)(2)(4)	(6)	2,091
28,160	FR Beeson, LLC, 8.50%, 08/31/29 (Cost - $28,160) (1)(2)(4)	(6)	28,210
6,333	FR Berry Creek, LLC, 9.50%, 03/09/24 (Cost - $6,333) (1)(2)(4)	(6)	6,346
17,866	FR Eastwood, LLC, 9.00%, 11/17/23 (Cost - $17,866) (1)(2)(4)	(6)	17,888
8,462	FR Meadow Park, LLC, 9.50%, 09/01/29 (Cost - $8,462) (1)(2)(4)	(6)	8,474
7,702	FR Providence Gardens, LLC, 8.50%, 02/24/24 (Cost - $7,702) (1)(2)(4)	(6)	7,715

2,215	FR Washington Street, LLC, 9.00%, 11/15/23 (Cost - $2,215) (1)(2)(4)	(6)	2,218
1,294	FR Castlewood, LLC, 9.00%, 05/02/24 (Cost - $1,294) (1)(2)(4)	05/02/2022	1,296
2,165	FR Crescent Mills, LLC, 9.00%, 05/02/24 (Cost - $2,165) (1)(2)(4)	05/03/2022	2,167
4,054	FR Holmes, LLC, 8.00%, 05/27/24 (Cost - $4,054) (1)(2)(4)	05/27/2022	4,059
902	FR Tom Miller, LLC, 9.00%, 06/15/24 (Cost - $902) (1)(2)(4)	06/15/2022	902
	Total Promissory Notes (Cost - $87,853)		$87,992

	Total Private Real Estate (Cost - $351,082)		$360,471

	Corporate Bonds – 0.01%
$42	Essex Portfolio, LP, 3.25%, 05/01/23 (Cost - $42)	(6)	$42
	Total Corporate Bonds (Cost - $42)		$42

	Total Investments – 76.4% (Cost - $351,124)		$360,513

	Other assets in excess of liabilities – 23.6%		$111,153

	Total Net Assets – 100.0%		$471,666

(1)	Restricted security.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the consolidated financial statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Represents an investment in an affiliate.
(5)	The Fund owns LLC or LP membership interests in restricted security not traded in public markets.
(6)	These assets were acquired by the Fund on March 31, 2022, in connection with the Merger. See Note 6, Investment Manager Fees and Other Related Party Transactions – Tax-free Reorganization for more information on the assets acquired from the Merger.
(7)	Rate disclosed for investments with payment in kind (PIK) interest. See Note 2, Summary of Significant Accounting Policies for more information on recognition policy.
(8)	As of June 30, 2022, this investment had incurred an event of default due to non-payment of outstanding principal and contractual interest, and is non-accrual. The real estate investment is secured by the underlying property.
(9)	As of June 30, 2022, this investment was past the stated maturity date. Extension negotiations are ongoing as of the report date.

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Consolidated Statement of Assets and Liabilities

(unaudited)

(Amounts in thousands, except share and per share data)

As of June 30, 2022
Assets
Investments, at fair value (cost $206,452)	$214,966
Investments in affiliates, at fair value (cost $144,672)	145,547
Cash and cash equivalents	150,452
Dividend receivable	77
Interest receivable	335
Interest receivable from affiliates	671
Deferred offering costs	149
Other assets	205
Total Assets	$512,402

Liabilities
Accounts payable and accrued expenses	$346
Interest received in advance	2,172
Accrued management fees	325
Payable to adviser	121
Payable to related party	52
Payable to affiliate	30,076
Other liabilities	116
Distributions payable	6,257
Settling subscriptions	1,271
Total Liabilities	$40,736

Total Net Assets	$471,666

Components of Net Assets:
Paid in capital	$470,851
Distributable earnings	815
Total Net Assets	$471,666

Net Asset Value:
Net assets	$471,666
Common shares; unlimited shares authorized; 47,075,294 shares outstanding as of June 30, 2022	47,075
Net Asset Value Per Share	$10.02

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Consolidated Statement of Operations

(unaudited)

(Amounts in thousands)

For the Period February 3, 2022(1) to June 30, 2022
Investment Income
Dividend income from investments	$1,060
Interest income from investments	2,762
Interest income – PIK from investments	1,455
Interest income from investments in affiliates	1,941
Interest income – PIK from investments in affiliates	108
Other income	35
Total Investment Income	$7,361

Expenses
Organizational costs	$79
Management fees	972
Legal fees	136
Audit and tax fees	100
Financial printing fees	10
Transfer agent fees	28
Offering costs	49
Directors’ fees	47
Bank and custody fees	159
Real estate fees – related party	6
Insurance fees	44
Miscellaneous expenses	141
Total Expenses	$1,771

Less: Expenses waived or borne by the Adviser (Note 6)	$(79)

Fees recouped by the Adviser (Note 6)	$321

Net Expenses	$2,013

Net Investment Income (Loss)	$5,348

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	$307
Net realized gain (loss) on investments in affiliates	-
Net change in unrealized appreciation/depreciation on investments	581
Net change in unrealized appreciation/depreciation on investments in affiliates	875
Total Net Realized and Unrealized Gain (Loss) on Investments	$1,763

Net Increase in Net Assets Resulting from Operations	$7,111

(1)	Effective date of the Fund’s Registration Statement.

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Consolidated Statements of Changes in Net Assets

(unaudited)

(Amounts in thousands)

For the Period February 3, 2022(1) to June 30, 2022
Operations:
Net investment income (loss)	$5,348
Net realized gain (loss) on investments	307
Net change in unrealized appreciation/depreciation on investments	1,456
Net Increase in Net Assets Resulting from Operations	$7,111

Distributions to Shareholders:
From distributable earnings	$(6,296)
From return of capital	-
Net (Decrease) in Net Assets from Distributions	$(6,296)

Capital Share Transactions:
Proceeds from merger transaction (Note 6)	$452,377
Proceeds from sale of shares	31,227
Distributions reinvested	-
Repurchases of shares	(12,853)
Net Increase in Net Assets from Capital Share Transactions	$470,751

Net Assets:
Beginning of Period	$100
End of Period	$471,666

(1)	Effective date of the Fund’s Registration Statement.

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Consolidated Statement of Cash Flows

(unaudited)

(Amounts in thousands)

For the Period February 3, 2022(1) to June 30, 2022
Operating Activities:
Net Increase in Net Assets Resulting from Operations	$7,111
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of investments	37,485
Proceeds from sales of investments in affiliates	3,213
Purchases of investments	(2,216)
Purchases of investments in affiliates	(23,015)
Net change in unrealized appreciation/depreciation on investments	(581)
Net change in unrealized appreciation/depreciation on investments in affiliates	(875)
Net realized gain on investments	(307)
Net change in interest revenue received in kind	(1,455)
Net change in interest revenue received in kind from affiliates	(108)
Amortization of deferred offering costs	49
Change in assets and liabilities:
Net (increase) decrease in dividends receivable	(77)
Net (increase) decrease in interest receivable	80
Net (increase) decrease in interest receivable from affiliates	(66)
Net (increase) decrease in deferred offering costs	(11)
Net (increase) decrease in other assets	(150)
Net increase (decrease) in due from advisers	321
Net increase (decrease) in accounts payable and accrued expenses	(188)
Net increase (decrease) in interest received in advance	402
Net increase (decrease) in other liabilities	(2)
Net increase (decrease) in accrued management fees	(590)
Net increase (decrease) in payable to adviser	(387)
Net increase (decrease) in payable to related party	52
Net increase (decrease) in payable to affiliate	9,202
Net increase (decrease) in settling subscriptions	1,271
Net cash provided by (used in) operating activities	29,158
Financing Activities:
Proceeds from issuance of common shares	31,227
Cash paid for shares repurchased	(12,853)
Cash and cash equivalents received in connection with the Merger	110,722
Distributions paid(2)	(7,902)
Net cash provided by (used in) financing activities	121,194

Net Increase (Decrease) in Cash and Cash Equivalents	150,352
Cash and cash equivalents, beginning of period	100
Cash and cash equivalents, end of period	$150,452

Supplemental Disclosure of Non-Cash Activity:
Net assets (exclusive of cash) acquired as a result of the Merger	341,655

(1)	Effective date of the Fund’s Registration Statement.
(2)	Cash distributions declared prior to merger date for the Target companies. See Note 6, Investment Manager Fees and Other Related Party Transactions – Tax-free Reorganization for more information on the Merger.

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Consolidated Financial Highlights

(unaudited)

(Amounts in thousands, except share and per share data)

Per share operating performance for a share outstanding throughout the period(1)	For the Period February 3, 2022(5) to June 30, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)	$0.12
Net realized and unrealized gain (loss) on investments	0.04
Total Income from Investment Operations	$0.16

Distributions to Common Shareholders
Net investment income	$(0.14)
Return of capital	-
Total Distributions to Common Shareholders	$(0.14)

Net Asset Value, End of Period	$10.02

Total Investment Return Based on Net Asset Value (2)	1.57%

Ratios and Supplemental Data
Net assets, end of period	$471,666
Ratio of total expenses to average net assets (3)	0.78%
Ratio of net expenses to average net assets (3)(4)	0.88%
Ratio of net investment income (loss) to average net assets (3)(4)	2.34%
Portfolio turnover rate (6)	7.23%

(1)	Based on average shares outstanding.
(2)	Total investment return based on net asset value was calculated from the date the Fund commenced investment operations, April 1, 2022, and is not annualized. Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and assumes that dividends are reinvested in accordance with the Reinvestment Plans. Total investment returns would have been lower had certain expenses not been waived or borne by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares.
(3)	Annualized.
(4)	The ratio is net of a waiver of 0.02% and is inclusive of fee recoupment of 0.07%. See Note 6, Investment Manager Fees and Other Related Party Transactions for more information.
(5)	Effective date of the Fund’s Registration Statement.
(6)	Portfolio turnover rate was calculated from the date the Fund commenced investment operations, April 1, 2022, and is not annualized. This alternative presents, in all material aspects, the most accurate portrayal of portfolio turnover.

See accompanying notes to the consolidated financial statements.

Fundrise Income Real Estate Fund, LLC

Notes to Consolidated Financial Statements

(unaudited)

For the Period Ended June 30, 2022

1.	Organization

Fundrise Income Real Estate Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2022. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on February 3, 2022. The Fund commenced investment operations on April 1, 2022, following the tax-free reorganization (the “Merger”) on March 31, 2022. See Note 6, Investment Manager Fees and Other Related Party Transactions for more information.

The Fund’s investment objective is to seek current income from which to pay attractive, consistent cash distributions while preserving capital. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in residential and commercial real estate, the securities of real estate and real estate-related issuers, and real estate-related loans or other real estate-related debt securities.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The Fund maintains its consolidated financial records in U.S. dollars and follows the accrual basis of accounting.

These financial statements are consolidated financial statements of the Fund and its wholly-owned taxable REIT subsidiary, Income 1 TRS, LLC (the “TRS”). As of June 30, 2022, the Fund has committed a total of $39 million of equity funding to Income 1 TRS, LLC. The TRS invests in real estate investment vehicles, which are used to acquire unimproved land for development. The Fund’s consolidated schedule of investments includes the investments of the Fund and its subsidiary, Income 1 TRS, LLC. All intercompany transactions and balances have been eliminated.

The estimates and assumptions underlying these consolidated financial statements are based on information available as of June 30, 2022, including judgments about the financial market and economic conditions which may change over time.

As a result of the ongoing global COVID-19 outbreak, economic uncertainties persist that could have an adverse impact on economic and market conditions. The global impact of the pandemic has been rapidly evolving and presents material uncertainty and risk with respect to the Fund’s performance and financial results.

Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents may consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution. To date, the Fund has not experienced any losses with respect to cash and cash equivalents.

Interest Received in Advance

When a real estate debt investment, including mezzanine debt, senior debt, and promissory notes, is funded net of an interest reserve holdback, and is held by the Fund, the Fund accounts for the holdback funds by classifying them as interest received in advance. As interest is incurred by the borrower, the Fund recognizes interest income and reduces the interest received in advance until such time that the reserve is exhausted or the real estate debt investment redeems. Any remaining interest received in advance will be applied to the real estate debt investment balance upon redemption.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the consolidated financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

The Fund’s real estate equity investments are typically fair valued based on a discounted cash flow, or other income approach, or by appraisals conducted by one or more pricing services. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that take into account property-level data that is gathered and evaluated periodically to reflect new information (e.g., rental payment history) regarding the property or the appreciation interest, if any.

Investments in newly acquired real estate properties will initially be valued at cost. Thereafter, the Adviser expects the primary methodology used to value our properties will be the yield method, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Consistent with industry practices, the yield method incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market approaches like sales comparisons and cost approaches.

Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Adviser using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

The Fund’s real estate debt investments in loans, including senior loans and mezzanine loans, initial value will generally be the par value or acquisition price of such instrument. The Adviser will determine subsequent revaluations of the Fund’s real estate debt investments in loans and other debt instruments by considering, among other factors, the changes in value of the underlying real estate or other collateral, with anticipated sale proceeds (estimated cash flows) discounted to their present value using a discount rate based on current market rates. The Fund accounts for whole loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data (e.g., payment history) that is gathered and evaluated periodically to reflect new information regarding the borrower or loan, if any.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Private Real Estate Equity	$—	$—	$104,903	$104,903
Private Real Estate Preferred Equity	—	—	48,173	48,173
Private Real Estate Mezzanine Debt	—	—	37,326	37,326
Private Real Estate Senior Debt	—	—	82,077	82,077
Private Real Estate Promissory Notes	—	—	87,992	87,992
Corporate Bonds	—	42	—	42
Total Investments	$—	$42	$360,471	$360,513

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Private Real Estate Equity	$104,903	Yield Method	Discount Rate	8.0% - 12.0% (9.5%)	Decrease
Private Real Estate Preferred Equity	45,843	Yield Method	Discount Rate	10.6% - 13.5% (11.3%)	Decrease
Private Real Estate Preferred Equity	2,330	Liquidation Approach	Liquidation Value	$10,600 - $10,600 ($10,600)	Increase
Private Real Estate Mezzanine Debt	37,326	Yield Method	Discount Rate	11.5% - 13.0% (12.4%)	Decrease
Private Real Estate Senior Debt	82,077	Yield Method	Discount Rate	9.4% - 13.7% (9.9%)	Decrease
Private Real Estate Promissory Notes	87,992	Yield Method	Discount Rate	8.0% - 10.5% (8.7%)	Decrease

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the investment vehicles. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Investment	Private Real Estate Equity	Private Real Estate Preferred Equity	Private Real Estate Mezzanine Debt	Private Real Estate Senior Debt	Private Real Estate Promissory Notes
Balance as of April 1, 2022	$123,492	$47,772	$34,002	$84,695	$82,651
Purchases	14,600	1	2,215	-	8,415
Accrued discounts (premiums)	-	-	-	-	-
PIK interest and dividends	-	412	1,151	-	-
Net realized gain (loss)	307	-	-	-	-
Net change in unrealized appreciation/depreciation	1,389	(12)	(42)	(18)	139
Return of capital distributions	-	-	-	-	-
Sales	(34,885)	-	-	(2,600)	(3,213)
Transfers into Level 3	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-
Balance as of June 30, 2022	$104,903	$48,173	$37,326	$82,077	$87,992
Change in unrealized appreciation/depreciation for the period ended June 30, 2022, related to Level 3 investments held at June 30, 2022	$1,389	$(12)	$(42)	$(18)	$139

As of June 30, 2022, the investments in affiliates consist of investments in real estate investment vehicles used to acquire, hold, and finance multifamily properties and land for future development. The affiliated investment vehicles have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the period ended June 30, 2022, investments in affiliates were as follows (amounts in thousands):

Affiliate	Balance as of April 1, 2022	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	PIK Interest and Dividend Income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of June 30, 2022
Fundrise Insight Two, LLC (1)	$1	$-	$-	$-	$-	$-	$-	$1
FR Clinton Corner, LLC	2,384	-	-	-	-	-	167	2,551
FR Vaughn Farms, LLC	1,810	-	-	-	-	-	181	1,991
FR Wilsons Walk, LLC	1,304	-	-	-	-	-	13	1,317
FR Arbor Place, LLC	1,676	-	-	-	-	-	104	1,780
FR Beeson, LLC	9,234	-	-	-	-	-	110	9,344
FR Berry Creek, LLC	3,342	-	-	-	-	-	1	3,343
FR Eastwood, LLC	4,188	-	-	-	-	-	51	4,239
FR Holmes, LLC	-	2,022	-	-	-	-	7	2,029
FR Meadow Park, LLC	5,607	-	-	-	-	-	42	5,649
FR Providence Gardens, LLC	2,456	-	-	-	-	-	41	2,497
FR Washington Street, LLC	1,951	-	-	-	-	-	17	1,968
FR Castlewood, LLC	-	2,876	-	-	-	-	2	2,878
FR Crescent Mills, LLC	-	2,824	-	-	-	-	3	2,827
FR Tom Miller, LLC	-	6,878	-	-	-	-	(3)	6,875
Fort Meyers Reef Holdings, LLC (1)	8,158	-	-	-	108	-	-	8,266
FR Clinton Corner, LLC - Promissory Note	4,295	-	-	-	-	-	9	4,304
FR Vaughn Farms, LLC - Promissory Note	2,125	-	-	-	-	-	4	2,129
FR Wilsons Walk, LLC - Promissory Note	193	-	-	-	-	-	-	193
FR Arbor Place, LLC - Promissory Note	2,087	-	-	-	-	-	4	2,091
FR Beeson, LLC - Promissory Note	28,160	-	-	-	-	-	50	28,210
FR Berry Creek, LLC - Promissory Note	6,333	-	-	-	-	-	13	6,346
FR Eastwood, LLC - Promissory Note	21,079	-	(3,213)	-	-	-	22	17,888
FR Holmes, LLC - Promissory Note	-	4,054		-	-	-	5	4,059
FR Meadow Park, LLC - Promissory Note	8,462	-	-	-	-	-	12	8,474
FR Providence Gardens, LLC - Promissory Note	7,702	-	-	-	-	-	13	7,715
FR Washington Street, LLC - Promissory Note	2,215	-	-	-	-	-	3	2,218
FR Castlewood, LLC - Promissory Note	-	1,294					2	1,296
FR Crescent Mills, LLC - Promissory Note	-	2,165	-	-	-	-	2	2,167
FR Tom Miller, LLC - Promissory Note	-	902	-	-	-	-	-	902
Total	$124,762	$23,015	$(3,213)	$-	$108	$-	$875	$145,547

(1)	Investment represents a co-investment arrangement, in which the Fund co-invested alongside an affiliate of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”). This arrangement is pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser. The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

Organizational and Offering Costs

Organizational costs may include, among other things, the cost of organizing as a Delaware limited liability company, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. All offering costs paid by the Adviser prior to commencement of operations were recorded as a Payable to Adviser in the Statement of Assets and Liabilities and were initially accounted for as a deferred charge until commencement of operations. Upon commencement of operations, these offering costs are amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund that are pre-commencement expenses paid by the Adviser are subject to reimbursement pursuant to the Investment Management Agreement as described in Note 6, Investment Manager Fees and Other Related Party Transactions.

Income Taxes

The Fund intends to elect to be taxed as a REIT under the Code, and intends to operate as such, commencing with the taxable year ending December 31, 2022. To qualify as a REIT, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction or net capital gain and which does not necessarily equal net investment income as calculated in accordance with U.S. GAAP). As a REIT, the Fund generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. However, the Fund’s TRS is generally subject to federal and state income taxes on its income. For the open tax periods, the Fund and its subsidiary have no uncertain tax positions that would require recognition in the financial statements.

Income tax and related interest and penalties and income tax benefit would be recognized by the Fund as tax expense or benefit, respectively, in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties related to unrecognized tax benefits. Prior to the Fund receiving any distributions from the TRS, all of the TRS’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The TRS had no taxable benefit as of June 30, 2022.

Issuance of Shares

The Fund offers its Shares on a continuous basis through the Fundrise Platform, an investment platform available both online at www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for Shares is based on the Fund’s NAV. The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time. Cash received for investor subscriptions is recorded as Settling Subscriptions in the Statement of Assets and Liabilities until settlement occurs and Shares are issued.

Distributions To Shareholders

The Fund intends to make distributions necessary to qualify for taxation as a REIT. The Fund declares daily distributions to Shareholders of record as of close of business on each day, paid on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in Shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.

Dividend Reinvestment

The Fund will operate under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the Shares of the Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional Shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in Shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per Share next computed after the distribution is paid.

Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Investment Income and Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income and distributions are reported on the ex-dividend date, and interest income is recorded on an accrual basis. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the underlying investment after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.

The Fund currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Fund’s taxable income and therefore affects the amount the Fund is required to distribute to its stockholders to maintain its qualification as a “REIT” for federal income tax purposes, even though the Fund has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Fund writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2022, the Fund held one current non-accrual asset. The investment is past maturity and has failed to repay outstanding principal and contractual current interest. The Fund has determined that the interest income is uncollectible and has classified the investment as non-accrual.

3.	Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement of Additional Information filed on January 31, 2022, and the Fund’s other filings with the SEC.

Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their Shares. If a secondary market were to develop for the Shares in the future, and a Shareholder is able to sell his or her Shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per Share.

Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of a Shareholder’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, a Shareholder may not be able to sell their Shares when or in the amount that they desire.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, Shares may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty, including those caused by the ongoing COVID-19 pandemic, may adversely affect the Fund’s business, results of operations and financial condition.

Risks Related to Specific Private Commercial Real Estate (“CRE”) Property Types. The Fund intends to invest in a variety of Private CRE property types, which will expose the Fund to risks associated with Private CRE, including general risks affecting all types of Private CRE property and certain specific risks associated with specific types of Private CRE property.

New Construction and Real Estate Development Risk. The Fund expects to engage in the strategy of acquiring, holding and financing land for future development. The risks inherent in financing, purchasing, owning, selling, and developing land increase as the demand for new homes and rentals decreases. Real estate markets are highly uncertain, and the value of undeveloped land has fluctuated significantly and may continue to fluctuate. The Fund’s investments are subject to risks inherent in residential and commercial real estate generally as well as risks inherent to new construction and development, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, the risk that costs of construction materials or construction labor may rise materially during the development, overbuilding and price competition, decreased availability of suitable land, and changing government regulations (including zoning, usage and tax laws).  In addition, land carrying costs can be significant and can result in losses or reduced profitability. As a result, the Fund may hold certain land, and may acquire or finance additional land, in its development pipeline at a cost that the Fund may not be able to fully recover or at a cost which precludes profitable development.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

Risks Related to the Fund’s Tax Status as a REIT. The Fund intends to elect to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

4.	Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the period February 3, 2022 (Effective date of the Fund’s Registration Statement) to June 30, 2022 (all tabular amounts are in thousands except share data):

	For the Period February 3, 2022(1) to June 30, 2022
Common Shares:	Shares	Amount
Proceeds from merger transaction	45,237,716	$452,377
Proceeds from sale of shares	3,112,904	31,227
Reinvestment of distributions	-	-
Total gross proceeds	48,350,620	$483,604
Less: Shares repurchased	(1,285,326)	(12,853)
Net Proceeds from Common Shares	47,065,294	$470,751

(1)	Effective date of the Fund’s Registration Statement.

As of June 30, 2022, the Fund has issued 13,100 common shares to the Sponsor and 150,400 common shares to Fundrise, L.P., an affiliate of the Sponsor. For the period February 3, 2022 (Effective date of the Fund’s Registration Statement) to June 30, 2022, total distributions declared to the Sponsor were approximately $22,400.

5.	Repurchase Offers

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding Shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their Shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.

The Repurchase Offer Policy provides that the repurchase pricing occurs no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the Shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

The Fund may not condition a repurchase offer upon the tender of any minimum number of Shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.

The following table presents the repurchase offers that were completed during the period February 3, 2022 (Effective date of the Fund’s Registration Statement) to June 30, 2022 (all tabular amounts are in thousands except share data):

Repurchase Offers	Second Quarter Repurchase
Commencement Date	April 1, 2022
Repurchase Request Deadline	April 30, 2022
Repurchase Pricing Date	May 2, 2022
Amount Repurchased	$12,853
Shares Repurchased	1,285,326

6.	Investment Manager Fees and Other Related Party Transactions

Fundrise Advisors, LLC – Adviser

The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears.

Certain expenses incurred prior to the commencement of operations of the Fund (the “Expenses”) paid by the Adviser shall be subject to reimbursement pursuant to the Investment Management Agreement. The Advisor has determined to waive the reimbursement of Expenses from the Fund until such time that reimbursing the Adviser for such Expenses would not cause the Fund’s net asset value (“NAV”) to drop below $10 per share.

Prior to Commencement of Operations, expenses waived and or paid by the Adviser amounted to approximately $321,000 of organizational expenses, and approximately $198,000 of offering expenses.

The Adviser is permitted to seek recoupment from the Fund of any fee waivers or expense reimbursements if recoupment by the Adviser (a) occurs within thirty-six months after the date of the waiver/reimbursement and (b) does not cause the Fund’s net asset value (“NAV”) to drop below $10 per share. During the period April 1, 2022 to June 30, 2022, the Adviser recouped previously waived fees or reimbursed expenses, which amounted to approximately $321,000 related to prior period (pre-commencement) organizational expenses. As of June 30, 2022, the Fund had no remaining expense waivers subject to recoupment by the Adviser. As of June 30, 2022, approximately $121,000 of recouped expenses was payable to the Adviser.

The Fund will reimburse the Adviser for actual expenses incurred on behalf of the Fund in connection with the selection, acquisition or origination of an investment, to the extent not reimbursed by a third-party borrower, whether or not the Fund ultimately acquires or originates the investment. The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, utilities or technology costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund.

The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition or origination of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset), and the sale of equity investments in real estate.

The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second Amended and Restated Operating Agreement (“Operating Agreement’) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and Investment Management Agreement.

The TRS holds cash on behalf of the underlying Special Purpose Entities (“the SPE’s”), which is recorded as a Payable to Affiliate in the Statement of Assets and Liabilities. As of June 30, 2022, the TRS has a payable to affiliate of approximately $30,076,000.

Fundrise Real Estate, LLC

The Fund entered into a Real Estate Services Agreement (the “Agreement”) with Fundrise Real Estate, LLC (“the Vendor"), a wholly-owned subsidiary of our Sponsor. Pursuant to the Agreement, the Vendor is entitled to Real Estate Operating Fees for performing certain real estate operating services for the Fund. Pursuant to the agreement, the Vendor is also entitled to reimbursement of third-party costs and overhead associated with the performance of certain services outlined in the Agreement, paid no less frequently than quarterly. During the period April 1, 2022 to June 30, 2022, the Fund incurred approximately $6,000 in Real Estate Operating Fees.

Tax-free Reorganization

Fundrise Advisors, LLC, in its capacity as Manager of Fundrise Income eREIT II, LLC (“Income eREIT II”); Fundrise Income eREIT III, LLC (“Income eREIT III”); Fundrise Income eREIT 2019, LLC (“Income eREIT 2019”); Fundrise Income eREIT V, LLC (“Income eREIT V”); Fundrise eREIT XIV, LLC (“eREIT XIV”); and Fundrise Real Estate Investment Trust, LLC (“Income eREIT”) (individually a “Target Company” and collectively the “Target Companies”), approved the Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), providing for the transfer of all assets and liabilities of each Target Company to the Fund. In accordance with the terms of the Merger Agreement, the Target Companies were merged with and into the Fund, with the Fund being the surviving entity of the Merger. The tax-free reorganization took place on March 31, 2022, prior to commencement of investment operations of the Fund.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation/depreciation immediately before and after the tax-free reorganization (all tabular amounts are in thousands except share data):

	Before Merger							After Merger
	Income eREIT II	Income eREIT III	Income eREIT 2019	Income eREIT V	eREIT XIV	Income eREIT	Income Real Estate Fund	Income Real Estate Fund
Shares	8,151,744	3,721,550	4,292,143	6,914,517	4,825,733	17,332,029	10,000	45,247,716
Net Assets	$81,518	$37,216	$42,921	$69,145	$48,257	$173,320	$100	$452,477
Net Asset Value	$10.15	$8.86	$9.97	$10.04	$10.44	$10.09	$10.00	$10.00
Unrealized appreciation/ depreciation	$2,796	$-	$5,158	$228	$2,429	$2,482	$-	$13,093

Assuming the reorganization had been completed on January 1, 2022, the Fund’s results of operations for the period ended June 30, 2022, would have been as follows:

Net investment income	$13,299
Net realized gain (loss) on investments and net unrealized appreciation/depreciation on investments	1,455
Net increase in net assets resulting from operations(1)	$14,754

(1)	Net realized gain (loss) on investments and net unrealized appreciation/depreciation on investments includes net change in valuation of investments since April 1, 2022, (Commencement of Operations). Information not available prior to merger since investments were not historically recorded at Fair Value.

The fund has elected to carry forward the historical cost basis of each investment within the acquired investment portfolio for purposes of measuring unrealized appreciation/depreciation and realized gain (loss) for statement of operations presentation. This policy will align any subsequent reporting of realized gains with the tax-basis gains distributable to shareholders.

7.	Investments

The Fund gains exposure to commercial and residential real estate through a diversified portfolio of investments in real property; a variety of real estate loans; real estate-related debt and equity securities, and other real estate-related assets. The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the period ended June 30, 2022, amounted to approximately $15,467,000 of net proceeds.

8.	Tax Basis Information

As of June 30, 2022, the tax basis of distributable earnings (accumulated deficit) were as follows (amounts in thousands):

Undistributed ordinary income (accumulated deficit)	$5,035
Other book/tax temporary differences (1)	(6,362)
Net unrealized gain (loss) on investments (2)	2,142
Total Distributable Earnings	$815

(1)	Other book/tax differences are attributable to deductibility of various expenses.
(2)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the book/tax differences in the treatment of depreciation and other flow through income on certain investments.

During the period ended June 30, 2022, the tax character of distributions paid by the Fund was as follows (amounts in thousands):

Ordinary income	$5,035
Long-term capital gain	-
Return of capital	-
Total Distributions Paid	$5,035

As of June 30, 2022, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands):

Cost of investments for tax purposes	$342,967
Gross tax unrealized appreciation	$2,220
Gross tax unrealized depreciation	(78)
Net Tax Unrealized Appreciation	$2,142

9.	Subsequent Events

In connection with the preparation of the accompanying consolidated financial statements, the Fund has evaluated events and transactions occurring through August 29, 2022, the date at which the consolidated financial statements were available to be issued.

New Investments

As of August 29, 2022, borrowers have drawn additional funds on existing private real estate mezzanine debt investments in the amount of approximately $1,554,000 since June 30, 2022.

As of August 29, 2022, the Fund has made three additional private real estate development equity investments in the amount of approximately $9,533,000 since June 30, 2022.

As of August 29, 2022, the Fund has made three additional private real estate development promissory note investments in the amount of approximately $16,085,000 since June 30, 2022.

As of August 29, 2022, the Fund has invested approximately $17,322,000 into Residential Mortgage Backed Securities (“RMBS”) since June 30, 2022.

Investment Payoffs

As of August 29, 2022, the Fund has received a partial principal repayment of one multifamily preferred equity investment in the amount of $500,000.

On July 29, 2022, the multifamily asset whose activities were carried out through 4 Fifty Five JV, LP, was sold and we received a corresponding cash flow distribution of approximately $5,648,000 in connection with our equity investment.

On August 16, 2022, the multifamily asset whose activities were carried out through Siena JV, LP, was sold and we received a corresponding cash flow distribution of approximately $6,959,000 in connection with our equity investment.

Share Transactions

As of August 29, 2022, the following repurchase offers have occurred (all tabular amounts are in thousands except share data):

Repurchase Offers	Second Quarter Repurchase
Commencement Date	May 23, 2022
Repurchase Request Deadline	June 30, 2022
Repurchase Pricing Date	July 1, 2022
Amount Repurchased	$8,334
Shares Repurchased	831,761

Additional Information (Unaudited):

1.	Approval of Investment Management Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At a meeting held on January 18, 2022 (the “Organizational Meeting”), the Board of Directors (the “Board”) of Fundrise Income Real Estate Fund, LLC (the “Fund”) considered and discussed a proposed investment management agreement (the "Agreement") between Fundrise Advisors, LLC (the “Adviser”) and the Fund. At the Organizational Meeting, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement for an initial two-year period. The initial two-year term of the Agreement commenced on March 31, 2022.

In the months preceding the Organizational Meeting, the Board reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement. The Board also considered the materials and in-person presentations by Fund officers and representatives of the Adviser received at the Organizational Meeting concerning the Agreement.

In determining whether to approve the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. In connection with their deliberations, the Independent Directors met separately in executive session to review the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted the non-investment advisory services to be provided by the Adviser consistent with the terms of the Agreement, including the supervision and coordination of the Fund’s service providers and the provision of administrative, management and other services. The Board considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board also considered that the Fund would be the second registered investment company managed by the Adviser and the first registered investment company with an income-focused investment strategy. Furthermore, the Board noted the Adviser had extensive experience managing other similar pooled investment vehicles that invest in real estate-related assets (the “Other Investment Vehicles”).

The Board considered the Adviser’s professional personnel who will provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser. The Board noted the Adviser’s support of the Fund’s compliance control structure, including the resources that will be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to combat cybersecurity risks. The Board also considered the Adviser’s investments in business continuity planning designed to benefit the Fund. The Board noted the Adviser’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Fund and its service providers operate.

The Board considered the day-to-day portfolio management services that the Adviser will provide to the Fund. In this regard, the Board considered, among other things, the Adviser’s investment philosophy and processes, investment research capabilities and resources, performance record, experience, trading operations and approach to managing risk, including with respect to investments in real estate-related assets. The Board considered the quality and experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Adviser would oversee potential conflicts of interest between the Fund’s investments and those of the Other Investment Vehicles.

In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with launching and managing the Fund. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act. In this connection, the Board considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.

Fund Performance

The Board considered that the Fund is a newly-organized closed-end management investment company. However, the Fund is also the accounting and performance survivor of the Target Companies. The Board also considered the investment performance of the Adviser and the Fund’s portfolio managers, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board also considered performance data for an appropriate group of peer closed-end interval funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data.

Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.

Management Fees and Expenses

The Board reviewed and considered the proposed management fee rate to be paid by the Fund to the Adviser under the Agreement and the Fund’s anticipated total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s proposed management fee rate and anticipated total expense ratio relative to the Fund’s Peer Group. In considering the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and anticipated total expense ratio were each below the median of the Fund’s Peer Group. The Board also noted the Adviser’s contractual undertaking to limit the Fund’s operating expenses to a specified level through an expense limitation agreement with the Fund.

The Board received and considered a description of the methodology used by Broadridge to select the closed-end interval funds in the Peer Group. While the Board recognized that comparisons between the Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of registered funds and the different business model and cost structure of the Adviser, the comparative, independently-selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s proposed management fee and anticipated total expense ratio.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser to the Other Investment Vehicles. The Board considered the explanations provided to the Adviser about any differences between the Adviser’s services to be provided to the Fund and the services it provides to the Other Investment Vehicles. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered funds such as the Other Investment Vehicles. The Board also reviewed information about structural, operational and other differences between the Other Investment Vehicles and the Fund. Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable.

Profitability

The Board received and considered information about the Adviser’s projected costs of launching the Fund and the projected profitability to the Adviser from providing services to the Fund. The Board received and considered information regarding the methodologies and estimates used by the Adviser in calculating and reporting profitability, including a description of the methodology used to allocate certain expenses. In evaluating the estimated profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to Shareholders. The Board also noted that the actual profitability of the Fund to the Adviser would depend on, among other factors, the growth of the Fund’s assets under management.

Based on its review, the Board did not deem the estimated profits reported by the Adviser from providing services to the Fund to be at a level that would prevent the Board from approving the Agreement.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of Shareholders of the Fund. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that expense limitations and fee waivers that reduce the Fund’s expenses can have the same effect as breakpoints in sharing potential economies of scale with Shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception and making additional investments in the business intended to enhance services available to Shareholders are other means of sharing potential economies of scale with Shareholders.

The Board concluded that the Adviser’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its Shareholders. The Board noted that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund.

The Board noted that the Fund would be among the investment options available to investors participating in certain investment plans sponsored by the Adviser or its affiliates. The Board considered that the Adviser receives asset-based fees from plan participants, which the Board considered could be viewed as an indirect benefit to the extent investments in the Fund support these plans. The Board also considered information about certain fees that the Adviser or its affiliates may be entitled to receive in connection with the selection, acquisition or origination of real estate property investments by the Fund.

Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.

Conclusion

At the Organizational Meeting, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board unanimously approved the Agreement.

2.	Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling (202) 584-0550 or on the SEC’s website at http://www.sec.gov.

3.	Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the most recent period ended June 30 2022, is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov. During the period ended June 30, 2022, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4.	Compensation of Directors

The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov.

The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ended December 31, 2022. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.

Name and Position	Aggregate Compensation from the Fund[1]	Aggregate Compensation from the Fund and Fund Complex[2] Paid to Directors
Jeffrey R Deitrich	$30,000	$60,000
Glenn R. Osaka	$30,000	$60,000
Gayle P. Starr	$30,000	$60,000
Mark D. Monte[3]	$45,000	$51,822

[1]	Those Independent Directors who serve as an Independent Director for both the Fund and Fundrise Real Estate Interval Fund, LLC shall receive a total annual retainer of $60,000 to be evenly split for payment between the two funds as compensation for serving on the two boards.
[2]	The “Fund Complex” consists of the Fund and Fundrise Real Estate Interval Fund, LLC.
[3]	Mark D. Monte was appointed as an Independent Director of the Fundrise Real Estate Interval Fund, LLC on July 19th. Mr. Monte will receive a pro-rata share of total compensation from the Fundrise Real Estate Interval Fund, LLC for his service as an Independent Director for the fiscal year 2022.

5.	Directors and Officers

The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and officers of the Fund as of June 30, 2022. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (202) 584-0550.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Jeffrey R. Deitrich (1982) Director	02/2022 to present	Senior Vice President, Silverstein Properties, Inc. (real estate investment and development firm) (2007-2016, 2022-current); Formerly, Principal, Frenchtown Enterprises (real estate investment firm) (2019-2022); Principal, Better Building Solutions (technology integration and managed services firm) (since 2016). Asset Manager, Prudential Real Estate Investors (private equity) (2004-2007).	2	Fundrise Real Estate Interval Fund, LLC
Mark D. Monte (1960) Director	02/2022 to present	Retired. Formerly, Managing Director, BofA Securities, Inc. (global investment bank) (1997-2021).	2	Fundrise Real Estate Interval Fund, LLC
Glenn R. Osaka (1955) Lead Independent Director	02/2022 to present	Consultant and Private Investor (early stage technology companies) (since 2013). Formerly, Senior Vice President, Services, Juniper Networks, Inc. (2009-2013); Vice President, Strategy and Operations, Cisco Systems, Inc. (2007-2009); President and Chief Executive Officer, Reactivity Inc. (technology start-up company) (2001-2006); Managing Director, Redleaf Group (venture capital firm) (1999-2000); Vice President and General Manager, Enterprise Computing, Hewlett-Packard (1979-1998).	2	Fundrise Real Estate Interval Fund, LLC
Gayle P. Starr (1954) Director	02/2022 to present	Consultant and Advisor, Starr RE Consultants, LLC (real estate and diversity consulting firm) (since 2019); Advisor, Bridge33 Capital, LLC (commercial real estate investment firm) (since 2019); Advisor, First Republic Bank (commercial bank and trust company) (since 2019); Consultant, Rubicon Point Partners, LLC (commercial real estate investment firm) (since 2019). Formerly, Managing Director (2015-2019) and Senior Vice President (2002-2015), Global Capital Markets, Prologis, Inc. (publicly traded real estate investment trust).	2	Fundrise Real Estate Interval Fund, LLC

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held During Past 5 Years
Interested Director
Benjamin S. Miller[3] (1977) Director, Chairperson and President	02/2022 to present	Chief Executive Officer Fundrise Advisors, LLC (since 2012); Co-Founder, Chief Executive Officer and Director, Rise Companies Corp. (since 2012).	2	Fundrise Real Estate Interval Fund, LLC

[1]	Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.

[2]	The “Fund Complex” consists of the Fund and the Fundrise Real Estate Interval Fund, LLC.

[3]	Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Name, Year of Birth and Position Held	Term of Office and Length of Time Served[1]	Principal Occupations During Past 5 Years
Michelle A. Mirabal (1988) Secretary and Chief Compliance Officer	02/2022 to present	Deputy General Counsel, Fundrise Advisors, LLC and Rise Companies Corp. (since 2019); Corporate Counsel, Amherst Residential, LLC (2018-2019); Associate, Hogan Lovells US LLP (2014-2018).
Alison A. Staloch (1980) Treasurer and Principal Financial/Accounting Officer	02/2022 to present	Chief Financial Officer, Fundrise Advisors, LLC and Rise Companies Corp. (since 2021); Chief Accountant (2017-2021), Assistant Chief Accountant (2015-2017), Division of Investment Management, U.S. Securities and Exchange Commission; Senior Manager, KPMG LLP (2005-2015).

[1]	The term of office for each officer will continue indefinitely.

Item 2.	Code of Ethics

Not applicable for semi-annual reporting period.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services

Not applicable for semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants

Not applicable for semi-annual reporting period.

Item 6.	Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b) There were no divestment of securities (as defined by Section 13(c) of the 1940 Act) for this semi-annual reporting period.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual reporting period.

(b) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and R. Whitaker Booth are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C.. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

R. Whitaker Booth – Mr. Booth has served as Senior Vice President of Real Estate at Rise Companies since February 2020, and has supported real estate acquisition, asset management and valuation functions since joining the company in July 2014. Previously, Mr. Booth worked in debt underwriting at Walker & Dunlop and RMBS litigation in Navigant Consulting’s Disputes and Investigations practice. Mr. Booth received his MBA from University of Pennsylvania’s Wharton School and his Bachelor of Science in Commerce from University of Virginia’s McIntire School.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of June 30, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	1	$1,198.58	1	$1,198.58
Other Pooled Investment Vehicles	14	$1,706.38	1	$49.61
Other Accounts	0	$0	0	$0
Brandon T. Jenkins
Registered Investment Companies	1	$1,198.58	1	$1,198.58
Other Pooled Investment Vehicles	14	$1,706.38	1	$49.61
Other Accounts	0	$0	0	$0
R. Whitaker Booth
Registered Investment Companies	1	$1,198.58	1	$1,198.58
Other Pooled Investment Vehicles	14	$1,706.38	1	$49.61
Other Accounts	0	$0	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate (“CRE”) equity investments, including multifamily residential properties, CRE loans, and other select real estate-related assets.

These additional programs may have investment criteria that compete with the Registrant.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

•	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

•	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

•	engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

•	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

•	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

•	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

•	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

•	acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

•	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

•	whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

•	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

•	Rise Companies;

•	the Adviser;

•	Fundrise, LLC;

•	other investment programs sponsored by Rise Companies; and

•	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the fund as of June 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$10,000-20,000
Brandon T. Jenkins	$0-10,000
R. Whitaker Booth	$0-10,000

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no repurchases of equity securities by the Sponsor or other affiliated purchasers for this semi-annual reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders

As of August 29, 2022, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) Not applicable

(a)(2) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Income Real Estate Fund, LLC

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	President

Date:	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ Benjamin S. Miller
	Name:	Benjamin S. Miller
	Title:	Principal Executive Officer

Date:	August 29, 2022

By:	/s/ Alison A. Staloch
	Name:	Alison A. Staloch
	Title:	Treasurer and Principal Financial/Accounting Officer

Date:	August 29, 2022